Exhibit 99.1

Helmerich & Payne, Inc. Barclays Capital CEO Energy-Power Conference September 8, 2011

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this release, including, without limitation, statements regarding the registrant’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

* Includes 38 new FlexRigs under construction with customer commitments and scheduled for completion during fiscal 2012.

Market Trends Favor H&P Drilling today involves more complex well designs directed at oil and liquid rich plays. Customers continue to focus on efficiency and technology to achieve lower total well costs. Major customers are increasingly proactive in terms of safety and environmental protection. The U.S. new build replacement cycle continues...

Economics Shift Activity Towards Oil Drilling

H&P’s Growing Exposure to Oil & Liquids Estimated proportion of H&P’s active U.S. Land rigs in markets primarily associated with oil, liquids rich gas, and dry gas.

The New Build Replacement Cycle Continues Industry is undersupplied with high performance AC drive rigs Older rigs are not well suited for more complex drilling High-efficiency AC drive new builds continue to replace old rigs H&P continues to lead the replacement effort

Increasing Focus on More Difficult Drilling

Rigs Active (~1,850) in the U.S. Land Market Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. (By Power Type)

AC Drive U.S. Rig Market Share (~450 Rigs) Note: The above estimates corresponding to market share are derived from multiple sources including Rig Data, Smith Bits, and corporate filings.

As of August 24, 2001 Lower 48 U.S. Land Market Share Active Rig Market Share – Ten Years Ago Note: The above estimates corresponding to U.S. land rig market share are derived from Smith Bits S.T.A.T.S..

As of March 16, 2001 As of August 26, 2011 Lower 48 U.S. Land Market Share Organically Growing Active Rig Market Share Note: The above estimates corresponding to U.S. land rig market share are derived from Smith Bits S.T.A.T.S

H&P’s Lead in U.S. High-Efficiency Rig Offering Note: The above estimates corresponding to U.S. lower 48 AC Drive fleets and new build commitments are derived from Rig Data and corporate filings. 0 50 100 150 200 250 HP NBR PTEN PDS Estimated Number of AC Drive Land Rigs in U.S. AC Drive land rigs (existing as of second quarter announcements of calendar 2011) Additional commitments under long - term contracts (assuming all are AC Drive rigs)

Highest U.S. Activity Level in Company History As of 9/8/11

Organic U.S. Land Fleet Growth * Estimates include existing rigs and announced new build commitments. 291 49

Most Profitable Driller in U.S. Land Business * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment.

Five-Year Relative Shareholder Return Source: Yahoo! Finance as of August 26, 2011

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Growing Shareholder Value

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that more precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

Innovation & Applied Technology AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities

Technology & Quality Service Make a Difference * Does not include the impact of early contract termination revenue. ** Represents weighted-average rig margin per day for PTEN, NBR and UNT through Q2CY11. H&P’s Margin Premium

Technology & Quality Service Make a Difference * Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the period. ** Represents estimated average combined utilization for PTEN, NBR and UNT in the Lower 48 through Q2CY11. H&P’s Utilization Premium

Activity as of September 8, 2011 Rigs Working/ Contracted 221 7 18 246 38 284 Rigs Available 253 9 24 282 38 324 % Contracted 87% 78% 75% 87% U.S. Land Offshore International Land Total FlexRig Construction Total Fleet

Key Considerations in a Volatile Environment Term contract coverage Additional growth potential through new builds with long-term contracts Quality of active fleet that is exposed to the spot market Customer base

H&P Global Fleet Under Term Contract

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Majors Large Operators Small & Private Operators Industry U.S. Land Activity Estimated Customer Distribution (Late August 2011) Majors Large Operators Small & Private Operators H&P U.S. Land Activity Estimated Customer Distribution (Late August 2011)

Unconventional Plays Shaping Landscape Well Complexity is increasing: Technology solutions that provide safe, environmentally sound and efficient operations are required by contractors to be competitive Extended reach laterals progressively longer Multi-well pad drilling gaining acceptance in more areas A factory approach to drilling wells is required This all creates an expanding level of demand for FlexRigs

 (259 H&P Contracted Land Rigs as of 9/8/11*) Leading U.S. Unconventional Driller * Includes 38 new FlexRigs with customer commitments scheduled for completion during fiscal 2012. Eagle Ford Shale, 75 Bakken Shale, 28 Cana Woodford, 26 Permian Basin, 21 Other Unconventional Gas, 21 Other Conventional Oil, 13 Marcellus Shale, 12 Fayetteville Shale, 12 Niobrara, 9 Avalon / Bone Springs Shale, 8 Barnett Shale, 7 Conventional Gas, 7 Granite Wash, 6 Haynesville Shale, 6 Piceance Basin, 6 Arkoma Woodford, 2

H&P’s New Build Advantages We have been improving and honing the process for over 10 years, prompting our assertion that we build a better rig for less Safety is our first priority, followed by a relentless focus on strong execution and performance in the field Exceptional fleet uniformity Extensive collaboration with customers and suppliers A strong organizational orientation to consistent, repeatable, field execution

H&P New Builds Total of 58 new builds announced during fiscal 2011 Delivering new FlexRigs at the rate of three per month through September 2011 Two new builds left to deliver in fiscal 2011 and 36 in fiscal 2012 Begin cadence of four new builds per month in October 2011 12 delivery slots remain open in fiscal 2012 Encouraging conversations continue...

Introducing the FlexRig5 Aimed at market segment of extended reach, long lateral shale plays for multi-well pad drilling Preserved the key performance drilling features of our flagship FlexRig3, combined with: Bi-directional pad drilling system Depth capacity greater than 24,000 feet of measured depth

Performance is Not Only About Better Rigs It’s also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

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Additional References

H&P’s U.S. Land Operations The major shift across the industry towards oil and liquids rich plays is increasingly employing unconventional drilling techniques to conventional reservoirs. Basins that were historically characterized by shallow, vertical well paths are now seeing a greater number of drilling efforts apply horizontal well paths and longer lateral sections. Driven by incremental new builds, we expect total revenue days in the U.S. land segment to increase between four and five percent from the third to the fourth fiscal quarter of 2011. Quarterly average rig revenue per day is expected to increase between $200 and $300 per day from the third to the fourth fiscal quarter of 2011. Including only rigs that are already under fixed commitments, we expect to have an average of 145 rigs under term contract in the fourth fiscal quarter of 2011 and an average of 135 in fiscal 2012.

H&P’s U.S. Land Fleet Activity ** Includes completed new builds that were waiting on customers and which generated revenue but did not generate revenue days. * Active rigs on term (in blue) generated both revenue and revenue days.

H&P’s Offshore Operations Seven of the Company’s nine offshore platform rigs remain active, including two under long-term contracts. The number of revenue days during the fourth fiscal quarter of 2011 is expected to be roughly flat as compared to the third fiscal quarter of 2011. Average rig margin per day is expected to decrease by ten to 15 percent during the fourth fiscal quarter of 2011 as compared to the third fiscal quarter.

H&P’s International Land Operations Of the 24 rigs assigned to international operations, 18 are currently active including nine under long-term contracts. Additionally, we have received a contract for a fourth FlexRig in Bahrain with the rig scheduled to begin operations during the second fiscal quarter of 2012. Total revenue days during the fourth fiscal quarter are expected to increase by ten to 15 percent sequentially from the third fiscal quarter of 2011. Average rig margin per day is expected to increase by about 20 to 25 percent in the fourth fiscal quarter as compared to the third fiscal quarter of 2011.

H&P’s International Land Operations Active Contracted Idle Total Long-term Contracts Argentina 4 5 9 4 Bahrain 3 3 3 Colombia 5 1 6 2 Ecuador 4 4 Tunisia 2 2 Total 18 6 24 9 Rig Fleet Status (as of September 8, 2011) 9 of 11 FlexRigs, included in the international fleet of 24 rigs, are under long-term contracts. (1)

Oil Related Drilling Increasingly Complex

Increasing Focus on More Difficult Drilling

H&P U.S. Land Fleet by Power Type* * Includes New Build Commitments.

Total Industry Available U.S. Land Fleet (by Power Type) Note: The above estimates corresponding to the available rig fleet in the U.S. are derived from multiple sources including Rig Data, Smith Bits, and corporate filings.

Source: EnergyPoint Research, Inc. Customer Satisfaction Index 10 = “Highly Satisfied”, 1 = “Highly Dissatisfied”

How Does H&P Define a “New Build” Land Rig? A new build rig consists of all new structures and equipment for the purpose of: Eliminating legacy issues Achieving Safety-by-Design Maximizing drilling efficiency Improvement of ergonomics for rig site personnel Packaging of components for enhanced mobility

Lean Manufacturing New Electrical Systems Test Assembly and Outfitting Unitizing Packages Fabricating New Structures Processing Raw Materials Building a New FlexRig Commissioning / Delivery

Driller on a Conventional Rig vs. FlexRig™

Roughnecks on a Conventional Rig vs. FlexRig™

A Value Proposition Example – H&P vs. Competitors Estimated Estimated Peer H&P FlexRig3 Conventional Fit-for-purpose Average Average Average 2011 (Spot Market) (Spot Market) (Spot Market) 1. Drilling days 20 11 9 Completion days 3 3 3 Moving days 7 5 3.5 Total rig revenue days per well 30 19 15.5 2. Drilling contractor dayrate $17,500 $23,000 $26,000 Operator’s other intangible $25,000 $25,000 $25,000 cost per day estimate Total daily cost estimate $42,500 $48,000 $51,000 Total cost per well (daily services) $1,275,000 $912,000 $790,500 3. Total well savings with H&P – per well $484,500 $121,500 per year $11.4MM $2.9MM Increased wells per rig per year versus conventional average: 11 wells Increased wells per rig per year versus peer fit-for-purpose: 4 wells

FlexRig3 Performance Sample 50 31% Improvement 50% Improvement

* Represents the customer’s fastest reported Bakken Shale well before deploying a H&P FlexRig. FlexRig3 – Performance Sample

FlexRig3 – Performance Sample 52 48% Improvement 34% Improvement

FlexRig4M – Performance Sample 31 % Improvement 58 % Improvement

FlexRig4 – Performance Sample 54 25% Improvement 68% Improvement

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (1994 – 2011) OSHA Recordable Injury Incidence Rates MANHOURS WORKED (MM) H&P 8/11 = 1.11 IADC 2Q11 = 2.85 55

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Industry Average = 1.00)

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